UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2009

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of
incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer
Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written communications pursuant to Rule 425 under the Securities Act
__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 8.01   Other Events.

On July 29, 2009, The Dewey Electronics Corporation (the "Company") announced the death of its Chairperson of the Board and Secretary, Frances D. Dewey. A copy of the Company's press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Exhibits

99.1	Press Release of the Company dated July 29, 2009.




SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE DEWEY ELECTRONICS CORPORATION
Date: July 29, 2009                 /s/ Stephen P. Krill
                                    Stephen P. Krill
                                    Treasurer






INDEX TO EXHIBITS

Exhibit Number       Description

99.1 Press Release of The Dewey Electronics Corporation, dated July 29, 2009


INDEX TO EXHIBITS

Exhibit Number   Description

99.1             Press Release of The Dewey Electronics Corporation, dated
                 July 29, 2009

FOR:
THE DEWEY ELECTRONICS CORPORATION
27 Muller Road
Oakland, NJ  07436

KCSA      Garth Russell
CONTACT:  (212) 896-1250
          grussell@kcsa.com
          www.kcsa.com

FOR IMMEDIATE RELEASE

Dewey Electronics Mourns Passing of Co-Founder and Chairperson Frances Dewey


Oakland, NJ, July 29, 2009 - The Dewey Electronics Corporation (OTCBB: DEWY) is saddened to announce the death of the Company's Chairperson of the Board of Directors and Secretary, Mrs. Frances D. Dewey. Frances passed away on Saturday, July 25, 2009, at the age of 82.

Mrs. Dewey and her late husband, Gordon C. Dewey, co-founded Dewey Electronics in 1955 as a systems oriented research and development organization that designed and built electronic and electromechanical equipment for use by the U.S. Navy and Air Force. Today the Company operates in a number of diversified product areas providing a wide range of military systems products to various agencies of the U.S. Department of Defense.

John H.D. Dewey, son of Frances and Gordon, has led the Company as President and Chief Executive Officer since 2002, and has been a member of its Board of Directors since 1999.

"The Company extends its deepest sympathy to John Dewey and to Mrs. Dewey's other children, Frances W. Dewey and Frederick R. Dewey. Frances will be missed by all that had the pleasure of working with her," said John B. Rhodes, a member of the Company's Board of Directors.

Funeral arrangements are pending and will be made public by the family.

About The Dewey Electronics Corporation

The Dewey Electronic Corporation, founded in 1955, is a diversified manufacturer of sophisticated electronic and electromechanical systems for the military. Visit our website at www.deweyelectronics.com.

This release contains forward-looking statements as defined in Section 21E of the Securities and Exchange Act of 1934, including statements about future business operations, financial performance and market conditions. Such forward-looking statements involve risks and uncertainties including those involved in the Company's dependence upon its Department of Defense business, as further described in our filings under the Securities Exchange Act.